DEMAND PROMISSORY NOTE

$109,724.52 March 19, 2009

FOR VALUE RECEIVED, the undersigned, **mPhase Technologies, Inc.**, a New Jersey corporation, having offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter referred to as "the Maker," promises to pay pursuant to the terms hereof to the order of Martin S. Smiley, having an address at 12 Sycamore Drive, Westport, Connecticut. 06880 hereinafter referred to as "the Holder," the principal sum of One Hundred Nine Thousand Seven Hundred Twenty Four Dollars and Fifty Two Cents ($109,724.52), together with interest on the unpaid principal amount accrued at the rate of twelve (12%) percent per annum. The payments hereunder are to be made in accordance with the provisions of this promissory note, hereinafter referred to as "this Note,"

Payment Provisions: Payments of Principal plus accrued interest on this Note in the amount of One Hundred Twenty Five Hundred Seven Hundred Twenty Four dollars and Fifty Two Cents ($109,724.52) shall be due and payable on Demand.If a Default occurs, as defined in this Promissory Note, Holder may charge a one (1%) percent collection fee.

Default Provisions: If any of the following events ("Events of Default") shall occur, all amounts of principal unpaid on this Note, as well as accrued interest, shall be deemed to be immediately due and payable hereunder. Nothing herein shall limit any remedies that may be exercised by holder by law or statute. The Events of Default are as follows:

A. If the Maker fails to make any payment of interest or principal within five business days of the due date thereof as set forth above;

B. If the Maker should be adjudicated to be bankrupt, insolvent, or in the event of proceedings are instituted by or against the Maker for bankruptcy, insolvency or assignment for the benefit of creditors.

General Provisions:

A. This Note has been executed in the Sate of Connecticut. In the event of any legal action hereunder, this Note shall be governed, construed and enforced in accordance with the laws of the State of Connecticut.

B. The Maker shall not be released or discharged from its obligation to the Holder by reason of any extension of time for the payment of any amounts owing or due for unpaid principal or interest, or by reason of any waiver of any term or condition of this Note.

C. The Maker may prepay at any time, and from time to time, without penalty, any principal plus accrued interest due on this note to the Holder. Maker shall give Holder not less than two (2) business days prior written notice of its desire to prepay this Note . Within such 2 day period, Holder shall have the right to either accept such prepayment or convert this Note on the terms set forth under the term "Conversion Rights" set forth above.

Notice Provisions: Any notices required by this Note shall be served by Certified or Registered mail, postage prepaid, addressed to the addresses listed below.

To the Makers at: Gustave T. Dotoli
Chief Operating Officer
MPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854-1711

To the Holder at: Martin Smiley
12 Sycamore Drive
Westport, Connecticut
06880

IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has set forth its signature as of the 19th day of March, 2009.

mPhase Technologies, Inc.

By: [signature]
Gustave T. Dotoli
Chief Operating Officer

DEMAND PROMISSORY NOTE

$37,500.00 March 22, 2009

FOR VALUE RECEIVED, the undersigned, **mPhase Technologies, Inc.**, a New Jersey corporation, having offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter referred to as "the Maker," promises to pay pursuant to the terms hereof to the order of Martin S. Smiley, having an address at 12 Sycamore Dr., Westport, Ct. 06880 hereinafter referred to as "the Holder," the principal sum of Thirty Seven Thousand Five Hundred Dollars ($37,500) , together with interest on the unpaid principal amount accrued at the rate of twelve (12%) percent per annum. The payments hereunder are to be made in accordance with the provisions of this promissory note, hereinafter referred to as "this Note,"

Payment Provisions: Payments of Principal plus accrued interest on this Note in the amount of Thirty Seven Thousand Five Dollars ($37,500) shall be due and payable on Demand.If a Default occurs, as defined in this Promissory Note, Holder may charge a one (1%) percent collection fee.

Default Provisions: If any of the following events ("Events of Default") shall occur, all amounts of principal unpaid on this Note, as well as accrued interest, shall be deemed to be immediately due and payable hereunder. Nothing herein shall limit any remedies that may be exercised by holder by law or statute. The Events of Default are as follows:

A. If the Maker fails to make any payment of interest or principal within five business days of the due date thereof as set forth above;

B. If the Maker should be adjudicated to be bankrupt, insolvent, or in the event of proceedings are instituted by or against the Maker for bankruptcy, insolvency or assignment for the benefit of creditors.

General Provisions:

A. This Note has been executed in the Sate of Connecticut. In the event of any legal action hereunder, this Note shall be governed, construed and enforced in accordance with the laws of the State of Connecticut.

B. The Maker shall not be released or discharged from its obligation to the Holder by reason of any extension of time for the payment of any amounts owing or due for unpaid principal or interest, or by reason of any waiver of any term or condition of this Note.

REPAID $40,000 IN 3/10
4500 ON 8/28/07 NOTE
35,500 ON THIS NOTE
BAL $ 2000

C. The Maker may prepay at any time, and from time to time, without penalty, any principal plus accrued interest due on this note to the Holder. Maker shall give Holder not less than two (2) business days prior written notice of its desire to prepay this Note . Within such 2 day period, Holder shall have the right to either accept such prepayment or convert this Note on the terms set forth under the term "Conversion Rights" set forth above.

Notice Provisions: Any notices required by this Note shall be served by Certified or Registered mail, postage prepaid, addressed to the addresses listed below.

To the Makers at: Gustave T. Dotoli
Chief Operating Officer
MPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854-1711

To the Holder at: Martin S. Smiley
12 Sycamore Dr.
Westport, Ct.
06880

IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has set forth its signature as of the 22nd day of March, 2009.

mPhase Technologies, Inc.

By: ____________________
Gustave T. Dotoli
President and Chief Operating Officer

DEMAND PROMISSORY NOTE

$37,500.00 April 2, 2009

FOR VALUE RECEIVED, the undersigned, **mPhase Technologies, Inc.**, a New Jersey corporation, having offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 hereinafter referred to as "the Maker," promises to pay pursuant to the terms hereof to the order of Martin S. Smiley, having an address at 12 Sycamore Dr., Westport, Ct. 06880 hereinafter referred to as "the Holder," the principal sum of Thirty Seven Thousand Five Hundred Dollars ($37,500) , together with interest on the unpaid principal amount accrued at the rate of twelve (12%) percent per annum. The payments hereunder are to be made in accordance with the provisions of this promissory note, hereinafter referred to as "this Note,"

Payment Provisions: Payments of Principal plus accrued interest on this Note in the amount of Thirty Seven Thousand Five Dollars ($37,500) shall be due and payable on Demand.If a Default occurs, as defined in this Promissory Note, Holder may charge a one (1%) percent collection fee.

Default Provisions: If any of the following events ("Events of Default") shall occur, all amounts of principal unpaid on this Note, as well as accrued interest, shall be deemed to be immediately due and payable hereunder. Nothing herein shall limit any remedies that may be exercised by holder by law or statute. The Events of Default are as follows:

A. If the Maker fails to make any payment of interest or principal within five business days of the due date thereof as set forth above;

B. If the Maker should be adjudicated to be bankrupt, insolvent, or in the event of proceedings are instituted by or against the Maker for bankruptcy, insolvency or assignment for the benefit of creditors.

General Provisions:

A. This Note has been executed in the Sate of Connecticut. In the event of any legal action hereunder, this Note shall be governed, construed and enforced in accordance with the laws of the State of Connecticut.

B. The Maker shall not be released or discharged from its obligation to the Holder by reason of any extension of time for the payment of any amounts owing or due for unpaid principal or interest, or by reason of any waiver of any term or condition of this Note.

C. The Maker may prepay at any time, and from time to time, without penalty, any principal plus accrued interest due on this note to the Holder. Maker shall give Holder not less than two (2) business days prior written notice of its desire to prepay this Note . Within such 2 day period, Holder shall have the right to either accept such prepayment or convert this Note on the terms set forth under the term "Conversion Rights" set forth above.

Notice Provisions: Any notices required by this Note shall be served by Certified or Registered mail, postage prepaid, addressed to the addresses listed below.

To the Makers at: Gustave T. Dotoli
Chief Operating Officer
MPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854-1711

To the Holder at: Martin S. Smiley
12 Sycamore Dr.
Westport, Ct.
06880

IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has set forth its signature as of the 2nd day of April, 2009.

mPhase Technologies, Inc.

By: [signature]
Gustave T. Dotoli
President and Chief Operating Officer